UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2019

Innovate Biopharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37797	27-3948465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8480 Honeycutt Road, Suite 120, Raleigh, NC 27615
(Address of principal executive offices) (Zip Code)

(919) 275-1933
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 Par Value	INNT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

EXPLANATORY NOTE
This Amendment No. 1 to Form 8-K (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K filed by Innovate Biopharmaceuticals, Inc. (the “Company”) on December 20, 2019 (the “Original Form 8-K”).  The Company is filing this Form 8-K/A solely to make the disclosures contained in Item 3.02 herein. This Form 8-K/A does not otherwise update, modify or amend the Original Form 8-K and should be read in conjunction with the Original Form 8-K.

Item 1.01.	Entry into a Material Definitive Agreement.
Background

On April 29, 2019, Innovate Biopharmaceuticals, Inc. (the “Company”) entered into a securities purchase agreement (the “SPA”) with certain purchasers (the “Purchasers”), whereby the Company, among other things, issued to the Purchasers warrants (the “Purchaser Warrants”) to purchase shares of the Company’s common stock (“Common Stock”) on May 1, 2019. Prior to the Exchange (as defined below), 4,534,186 Purchaser Warrants were outstanding.

Offer to Exchange

On December 19, 2019, the Company and each of the Purchasers entered into separate exchange agreements (the “Exchange Agreements”), pursuant to which the Company agreed to issue to the Purchasers an aggregate of 5,441,023 shares of Common Stock (the “Exchange Shares”), at a ratio of 1.2 Exchange Shares for each Purchaser Warrants, in exchange for the cancellation and termination of all of the 4,534,186 outstanding Purchaser Warrants (the “Exchange”).

The exchange of the Exchange Shares for the Purchaser Warrants will be made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended.

A copy of the form of the Exchange Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

HC Wainwright & Co. LLC acted as a financial advisor to the company in this Exchange.

Item 3.02.	Unregistered Sales of Equity Securities.

The information in Item 1.01 above is incorporated by reference into this Item 3.02

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1	Form of Exchange Agreement*
* Previously filed with Original Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovate Biopharmaceuticals, Inc.

Date: December 20, 2019	By:	/s/ Edward J. Sitar
Edward J. Sitar
Chief Financial Officer